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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) AUGUST 14, 2002
                                                         ---------------


Commission      Registrant,                                I.R.S. employer
File No.        State of Incorporation,                    Identification Number
                Address of Principal Executive Offices
                Telephone No.

1-8788          SIERRA PACIFIC RESOURCES                    88-0198358
                P.O. Box 10100
                (6100 Neil Road)
                Reno, Nevada 89520-0400 (89511)
                (775) 834-4011












                                      None
--------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)










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ITEM 9.  REGULATION FD DISCLOSURE

On August 14, 2002, in accordance with Securities and Exchange Commission (the "Commission") Order No. 4-460 Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, the Chief Executive Officer and the Chief Financial Officer executed sworn statements, which have been submitted to the Commission. Copies of the sworn statements are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SIERRA PACIFIC RESOURCES
                                              ----------------------------------
                                              (Registrant)

Date:        AUGUST 14, 2002                  By: /s/ Dennis Schiffel
             ---------------                  ----------------------------------
                                              DENNIS SCHIFFEL
                                              Senior Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit   99.1

         Statement Under Oath of the Principal Executive Officer, dated August 14, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.

Exhibit   99.2

         Statement Under Oath of the Principal Financial Officer, dated August 14, 2002, Regarding Facts and Circumstances Relating to Exchange Act Filings.